The Prudential Series Fund

PSF Natural Resources Portfolio

Supplement dated June 13, 2022 to the
Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for The Prudential Series Fund (the Trust) relating to the PSF Natural Resources Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

The Board of Trustees of the Trust, on behalf of the Portfolio, approved: (i) replacing Allianz Global Investors U.S. LLC (AllianzGI) with T. Rowe Price Associates, Inc. (T. Rowe Price) as a subadviser to the Portfolio; (ii) changing the Portfolio’s principal investment strategies; and (iii) changing the Portfolio’s secondary benchmark index. The management fee rate paid by the Portfolio will not change.

The Manager expects to begin the implementation principal investment strategies on or about June 15, 2022 with final completion expected by July 1, 2022.

To reflect the changes described above, the SAI is hereby revised as follows, effective, unless otherwise noted, June 15, 2022:

A.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by adding the information set forth below to the information pertaining to the Portfolio:
Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate
PSF Natural Resources Portfolio	T. Rowe Price Associates, Inc.

0.55% of average daily net assets to $50 million;

When Portfolio average daily net assets exceed $50 million:

0.50% of average daily net assets to $500 million;

When Portfolio average daily net assets exceed $500 million:

0.425% of average daily net assets up to $500 million;

0.375% of average daily net assets above $500 million to $1 billion;

When Portfolio average daily net assets exceed $1 billion:

0.375% of average daily net assets

B.

The section in Part I of the SAI entitled “Aggregation Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to T. Rowe Price with the information set forth below:

T. Rowe Price: For purposes of calculating the subadvisory fee payable to T. Rowe Price, the large cap value strategy assets managed by T. Rowe Price will be aggregated with the large cap value strategy assets managed by T. Rowe Price for all other Prudential entities, including the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates.

For purposes of calculating the subadvisory fee payable to T. Rowe Price, assets of the PSF Natural Resources Portfolio will be aggregated with assets of the AST T. Rowe Price Natural Resources for purposes of calculating the effective subadvisory fee rate.

C.

The section in Part I of the SAI entitled “Fee Waiver Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to T. Rowe Price with the information set forth below:

T. Rowe Price:

—Advanced Series Trust AST Advanced Strategies Portfolio (T. Rowe Price Sleeves)

—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio

—Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio

—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio

—Advanced Series Trust AST Large-Cap Growth Portfolio (T. Rowe Price Sleeve)

—Advanced Series Trust AST Large-Cap Value Portfolio (T. Rowe Price Sleeve)

—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio

—The Prudential Series Fund PSF Natural Resources Portfolio

—The Prudential Series Fund PSF Global Portfolio (T. Rowe Price Sleeve)

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the Portfolios listed above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):

Combined Average Daily Net Assets up to $20 billion:

—2.5% fee reduction on combined assets up to $1 billion

—5.0% fee reduction on combined assets on the next $1.5 billion

—7.5% fee reduction on combined assets on the next $2.5 billion

—10.0% fee reduction on combined assets on the next $5.0 billion

—12.5% fee reduction on combined assets above $10.0 billion

Combined Average Daily Net Assets above $20 billion:

—12.5% fee reduction on combined assets up to $20 billion

—15.0% fee reduction on combined assets on the next $10.0 billion

—17.5% fee reduction on combined assets over $30 billion

D.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by adding the information set forth below to the information pertaining to the Portfolio:
PSF Natural Resources Portfolio
Subadvisor	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
T. Rowe Price Associates, Inc.	Shinwoo Kim	2/$3,746,481,490	3/$167,076,854	1/$174,902,186	None
E.	Effective July 1, 2022, all references and information pertaining to AllianzGI are hereby removed from the SAI.

This supplement should be read and retained for future reference.

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